SEC File No. 333-61831
                                                          SEC File No. 333-68239

                            PILGRIM PRIME RATE TRUST

                       Supplement dated December 14, 2000
                                       to
                         Prospectus dated June 30, 2000

ISSUANCE OF $450 MILLION OF AUCTION RATE CUMULATIVE PREFERRED SHARES

In November 2000, Pilgrim Prime Rate Trust (the "Trust") issued 3,600 shares each of Series M, T, W, Th and F Auction Rate Cumulative Preferred Shares, $0.01 par value, $25,000 liquidation preference per share, for a total issuance of $450 million (the "Preferred Shares"). Holders of Preferred Shares receive dividends at the end of each dividend period. In general, a dividend period for a series of the Preferred Shares will be seven days in length. The auction agent, Bankers Trust Company, will determine the dividend rate for a particular dividend period by an auction conducted on the business day immediately prior to the start of that dividend period.

All of the Preferred Shares have been rated "aaa" by Moody's Investors Service, Inc. and "AAA" by Standard and Poor's. In order to obtain these ratings, the Trust has agreed to maintain specific asset coverage requirements as well as certain diversification requirements on the Trust's overall portfolio. These diversification requirements are more restrictive than the diversification requirements which otherwise apply to the Trust, and they will apply to the Trust as long as Moody's or S&P, or both, is rating the Preferred Shares.

The Preferred Shares are not listed on an exchange. Investors and potential investors in the Preferred Shares may participate in auctions for the Preferred Shares through broker-dealers that have entered into an agreement with the auction agent and the Trust.

The Trust used all of the net proceeds of the Preferred Shares offering to pay down existing indebtedness. However, the Trust is currently reborrowing and may continue to reborrow in the future to increase its use of leverage, which will be consistent with the limitations imposed by the Investment Company Act of 1940.

Holders of the Preferred Shares are entitled to receive dividends before common shareholders, and are entitled to receive the liquidation value of their Preferred Shares before any distributions are made to common shareholders should the Trust ever be dissolved. Holders of the Preferred Shares also have the right to elect as a class at least two trustees and to vote separately as a class on certain other matters.

The Trust's prospectus and statement of additional information for the Preferred Shares as well as other Trust-related materials are available at the Securities and Exchange Commission's internet web site (http://www.sec.gov).

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE